SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                                 August 4, 2006
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 2, 2006, the Company received a Nasdaq Staff Determination letter indicating that the Company fails to comply with the minimum $1.00 bid price requirement for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(4) and that its securities are, therefore, subject to delisting from the Nasdaq Capital Market at the opening of business on August 11, 2006.

Pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series, the Company has elected to appeal the Nasdaq Staff's determination to the Nasdaq Listing Qualifications Panel ("Panel"). Although there can be no assurance that the Panel will grant the Company's request for continued listing, the request for the hearing will stay the delisting of the Company's stock from the Nasdaq Capital Market pending the Panel's decision.

On August 4, 2006, the Company issued a press release announcing the delisting notification, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

    99.1  Press release dated August 4, 2006.